UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2009

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Raptor Pharmaceutical Corp. (the “Company” or “Raptor”) as Amendment No. 2 on Form 8-K/A (the “Second Amendment”) to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2009 (the “Original Filing”), as amended by the Company’s Current Report on Form 8-K/A that was filed with the SEC on October 7, 2009 (the “First Amendment,” and together with the Original Filing, the “Amended Filing”). The Company is filing this Second Amendment for the sole purpose of amending the disclosure reported under Item 4.01 of the Amended Filing, which such item is restated below in its entirety, to file a new Exhibit 16.2 (the “Revised Exhibit 16.2”) on this Second Amendment with respect to the Amended Filing, which exhibit amends and restates in full the original Exhibit 16.1, originally filed with the Original Filing, and to update Item 9.01(d) and the corresponding Exhibit List to reflect the Revised Exhibit 16.2 being filed herewith. No items from the Original Filing or First Amendment are included in this Second Amendment and except for the amendment to Item 4.01, this Second Amendment does not modify or update in any way the Amended Filing. All disclosure provided in this Second Amendment is as of the date of the Original Filing. The Company has not updated the disclosure in the Amended Filing to reflect any recent development with respect to any disclosure contained in the Amended Filing. Reference is made to filings made by the Company with the SEC since the date of the Original Filing, which may contain more updated disclosure about the Company.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)

On September 29, 2009, immediately after the effective time of the Merger, the board of directors of Raptor approved the dismissal of Ernst & Young LLP (“E&Y”) as Raptor’s independent registered public accounting firm.

The audit report of E&Y with respect to TorreyPines’ fiscal year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that the audit report included an uncertainty paragraph raising substantial doubt about TorreyPines’ ability to continue as a going concern. The audit report of E&Y with respect to TorreyPines’ fiscal year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that as disclosed in Note 1 to the consolidated financial statements, effective January 1, 2006, TorreyPines adopted Statement of Financial Accounting Standards No. 123R Share-Based Payment. During TorreyPines’ past two fiscal years ended December 31, 2008 and 2007, and during the subsequent interim period through September 29, 2009, there was no disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between TorreyPines and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of TorreyPines for such fiscal years, and, for the same periods, TorreyPines did not require external audit of their internal controls over financial reporting and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Raptor has provided E&Y with a copy of this report and has requested that E&Y furnish Raptor with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of E&Y’s letter dated October 9, 2009 is attached as Exhibit 16.2 to this Current Report on Form 8-K.

(b)

On September 29, 2009, immediately after the effective time of the Merger, the board of directors of Raptor engaged Burr, Pilger & Mayer, LLP, Rap Pharma’s independent registered public accounting firm for the fiscal year ending August 31, 2009, as Raptor’s independent registered public accounting firm for the fiscal year ending August 31, 2010.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

		Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
2.1	Agreement and Plan of Merger and Reorganization, dated as of July 27, 2009, among TorreyPines, ECP Acquisition Inc. and Rap Pharma		8-K	000-50720	2.1	7/28/09	Raptor Pharmaceuticals Corp.
3.1	Charter Amendment for TorreyPines**
3.2	Certificate of Merger between Rap Pharma and ECP Acquisition, Inc.**
4.1	Warrant to purchase common stock dated December 14, 2007 issued to Flower Ventures, LLC		10QSB/A	000-50720	4.1	4/15/08	Raptor Pharmaceuticals Corp.

4.2	Warrant to purchase common stock dated December 14, 2007 issued to ICON Partners, LP	10QSB/A	000-50720	4.2	4/15/08	Raptor Pharmaceuticals Corp.
4.3	Form of Warrant to purchase common stock of Rap Pharma	8-K	000-50720	4.1	5/22/08	Raptor Pharmaceuticals Corp.
4.4	Form of Placement Agent Warrant to purchase common stock of Rap Pharma	8-K/A	000-50720	4.2	5/28/08	Raptor Pharmaceuticals Corp.
4.5	Form of Warrant to purchase common stock of Rap Pharma	8-K	000-50720	4.1	8/25/09	Raptor Pharmaceuticals Corp.
4.6	Form of Placement Agent Warrant to purchase common stock of Rap Pharma	8-K	000-50720	4.2	8/25/09	Raptor Pharmaceuticals Corp.
4.7	Form of Stock Certificate for Raptor***
10.1	Employment Agreement between Rap Pharma and Dr. Christopher Starr dated May 1, 2006.	8-K	000-50720	10.5	5/26/06	Raptor Pharmaceuticals Corp.
10.2	First Amendment to the Employment Agreement between Rap Pharma and Dr. Christopher Starr effective January 1, 2009.	8-K	000-50720	10.1	1/5/09	Raptor Pharmaceuticals Corp.
10.3	Employment Agreement between Rap Pharma Inc. and Dr. Todd Zankel dated May 15, 2006.	8-K	000-50720	10.6	5/26/06	Raptor Pharmaceuticals Corp.
10.4	First Amendment to the Employment Agreement between Rap Pharma and Dr. Todd Zankel effective January 1, 2009.	8-K	000-50720	10.3	1/5/09	Raptor Pharmaceuticals Corp.
10.5	Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto dated May 1, 2006.	8-K	000-50720	10.7	5/26/06	Raptor Pharmaceuticals Corp.
10.6	First Amendment to the Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto effective January 1, 2009.	8-K	000-50720	10.2	1/5/09	Raptor Pharmaceuticals Corp.
10.7	Employment Agreement between Rap Therapeutics and Thomas E. Daley dated September 7, 2007	10QSB	000-50720	10.1	1/14/08	Raptor Pharmaceuticals Corp.
10.8	First Amendment to the Employment Agreement between Rap Therapeutics and Thomas E. Daley effective January 1, 2009.	8-K	000-50720	10.4	1/5/09	Raptor Pharmaceuticals Corp.
10.9	Offer Letter from Rap Therapeutics dated as of April 8, 2009 for Patrice Rioux, M.D., Ph.D.	8-K	000-50720	10.1	4/14/09	Raptor Pharmaceuticals Corp.
10.10	2006 Equity Incentive Plan, as amended	S-8	333-140944	4.3	2/28/07	Raptor Pharmaceuticals Corp.
10.11	2008 Plan Amendment to 2006 Equity Incentive Plan	10-K/A	000-50720	10.5	12/23/08	Raptor Pharmaceuticals Corp.

10.12	Asset Purchase Agreement between Rap Therapeutics, Rap Pharma and Convivia, Inc. dated October 17, 2007		10QSB	000-50720	10.3	1/14/08	Raptor Pharmaceuticals Corp.
10.13	Merger agreement between Rap Therapeutics and Encode Pharmaceuticals, Inc. dated December 14, 2007		10QSB/A	000-50720	10.1	4/15/08	Raptor Pharmaceuticals Corp.
10.14	Pharmaceutical development services agreement between Rap Therapeutics and Patheon Pharmaceuticals Inc. dated January 7, 2008*		10QSB/A	000-50720	10.2	4/15/08	Raptor Pharmaceuticals Corp.
10.15	License agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and Regents of the University of California dated October 31, 2007*		10QSB/A	000-50720	10.3	4/15/08	Raptor Pharmaceuticals Corp.
10.16	Amendment number one to license agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and the Regents of the University of California dated February 29, 2008*		10QSB/A	000-50720	10.4	4/15/08	Raptor Pharmaceuticals Corp.
10.17	Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.1	7/9/08	Raptor Pharmaceuticals Corp.
10.18	Amendment to Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.2	7/9/08	Raptor Pharmaceuticals Corp.
16.1	E&Y Letter to SEC**
16.2	Revised E&Y Letter to SEC	X
99.1	Press Release dated September 28, 2009**
99.2	Press Release dated September 30, 2009**
99.3	Press Release dated October 1, 2009**

*	Certain portions of this agreement have been redacted and submitted to the SEC under a confidential treatment request pursuant to Rule 24b-2.
**	Previously filed with the Original Filing (Form 8-K) with the SEC by the Registrant on October 5, 2009.
***	Previously filed with the First Amendment (Form 8-K/A) with the SEC by the Registrant on October 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: October 9, 2009		By: /s/ Kim R. Tsuchimoto
	Name: Title:	Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary

Exhibit Index

		Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
2.1	Agreement and Plan of Merger and Reorganization, dated as of July 27, 2009, among TorreyPines, ECP Acquisition Inc. and Rap Pharma		8-K	000-50720	2.1	7/28/09	Raptor Pharmaceuticals Corp.
3.1	Charter Amendment for TorreyPines**
3.2	Certificate of Merger between Rap Pharma and ECP Acquisition, Inc.**
4.1	Warrant to purchase common stock dated December 14, 2007 issued to Flower Ventures, LLC		10QSB/A	000-50720	4.1	4/15/08	Raptor Pharmaceuticals Corp.
4.2	Warrant to purchase common stock dated December 14, 2007 issued to ICON Partners, LP		10QSB/A	000-50720	4.2	4/15/08	Raptor Pharmaceuticals Corp.
4.3	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	5/22/08	Raptor Pharmaceuticals Corp.
4.4	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K/A	000-50720	4.2	5/28/08	Raptor Pharmaceuticals Corp.
4.5	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	8/25/09	Raptor Pharmaceuticals Corp.
4.6	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.2	8/25/09	Raptor Pharmaceuticals Corp.
4.7	Form of Stock Certificate for Raptor***
10.1	Employment Agreement between Rap Pharma and Dr. Christopher Starr dated May 1, 2006.		8-K	000-50720	10.5	5/26/06	Raptor Pharmaceuticals Corp.
10.2	First Amendment to the Employment Agreement between Rap Pharma and Dr. Christopher Starr effective January 1, 2009.		8-K	000-50720	10.1	1/5/09	Raptor Pharmaceuticals Corp.
10.3	Employment Agreement between Rap Pharma Inc. and Dr. Todd Zankel dated May 15, 2006.		8-K	000-50720	10.6	5/26/06	Raptor Pharmaceuticals Corp.
10.4	First Amendment to the Employment Agreement between Rap Pharma and Dr. Todd Zankel effective January 1, 2009.		8-K	000-50720	10.3	1/5/09	Raptor Pharmaceuticals Corp.
10.5	Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto dated May 1, 2006.		8-K	000-50720	10.7	5/26/06	Raptor Pharmaceuticals Corp.
10.6	First Amendment to the Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto effective January 1, 2009.		8-K	000-50720	10.2	1/5/09	Raptor Pharmaceuticals Corp.

10.7	Employment Agreement between Rap Therapeutics and Thomas E. Daley dated September 7, 2007		10QSB	000-50720	10.1	1/14/08	Raptor Pharmaceuticals Corp.
10.8	First Amendment to the Employment Agreement between Rap Therapeutics and Thomas E. Daley effective January 1, 2009.		8-K	000-50720	10.4	1/5/09	Raptor Pharmaceuticals Corp.
10.9	Offer Letter from Rap Therapeutics dated as of April 8, 2009 for Patrice Rioux, M.D., Ph.D.		8-K	000-50720	10.1	4/14/09	Raptor Pharmaceuticals Corp.
10.10	2006 Equity Incentive Plan, as amended		S-8	333-140944	4.3	2/28/07	Raptor Pharmaceuticals Corp.
10.11	2008 Plan Amendment to 2006 Equity Incentive Plan		10-K/A	000-50720	10.5	12/23/08	Raptor Pharmaceuticals Corp.
10.12	Asset Purchase Agreement between Rap Therapeutics, Rap Pharma and Convivia, Inc. dated October 17, 2007		10QSB	000-50720	10.3	1/14/08	Raptor Pharmaceuticals Corp.
10.13	Merger agreement between Rap Therapeutics and Encode Pharmaceuticals, Inc. dated December 14, 2007		10QSB/A	000-50720	10.1	4/15/08	Raptor Pharmaceuticals Corp.
10.14	Pharmaceutical development services agreement between Rap Therapeutics and Patheon Pharmaceuticals Inc. dated January 7, 2008*		10QSB/A	000-50720	10.2	4/15/08	Raptor Pharmaceuticals Corp.
10.15	License agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and Regents of the University of California dated October 31, 2007*		10QSB/A	000-50720	10.3	4/15/08	Raptor Pharmaceuticals Corp.
10.16	Amendment number one to license agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and the Regents of the University of California dated February 29, 2008*		10QSB/A	000-50720	10.4	4/15/08	Raptor Pharmaceuticals Corp.
10.17	Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.1	7/9/08	Raptor Pharmaceuticals Corp.
10.18	Amendment to Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.2	7/9/08	Raptor Pharmaceuticals Corp.
16.1	E&Y Letter to SEC**
16.2	Revised E&Y Letter to SEC	X
99.1	Press Release dated September 28, 2009**

99.2	Press Release dated September 30, 2009**
99.3	Press Release dated October 1, 2009**

*	Certain portions of this agreement have been redacted and submitted to the SEC under a confidential treatment request pursuant to Rule 24b-2.
**	Previously filed with the Original Filing (Form 8-K) with the SEC by the Registrant on October 5, 2009.
***	Previously filed with the First Amendment (Form 8-K/A) with the SEC by the Registrant on October 7, 2009.